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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-04981, No. 33-42905, No. 33-56826, No. 33-76720,
and No. 33-92042) of Managed Care Solutions, Inc. of our report dated August 28, 1996 appearing in this Form 10-K.





PRICE WATERHOUSE LLP
Phoenix, Arizona
August 28, 1996